UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 12, 2000



                               SAXTON INCORPORATED
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             (Exact name of registrant as specified in its charter)



                                     NEVADA
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                 (State or other jurisdiction of incorporation)



                0-22299                                88-0223654
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        (Commission File Number)            (IRS Employer Identification No.)



                5440 WEST SAHARA AVENUE, LAS VEGAS, NEVADA 89146
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               (Address of principal executive offices) (Zip code)



      (Registrant's telephone number, including area code): (702) 221-1111



                                       NA
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          (Former name or former address, if changed since last report)





                                   Page 1 of 3

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ITEM 5.  OTHER EVENTS.


      (a) On April 12, 2000, Robert R. Barengo and Robert A. Hynote announced their resignation as Directors of the Company for personal reasons.

      (b) On March 31, 2000, the Company filed with the Securities and Exchange Commission a Form 12B-25 indicating that it had been delayed in filing its Form 10-K for the year ended December 31, 1999 because its financial statements for that year had not been completed pending the resolution of certain asset valuation issues.

      (c) At the time of the filing of the Form 12B-25, the Company anticipated that its Form 10-K for the year ended December 31, 1999 would be filed on or before the 15th calendar day following the prescribed due date. Because its financial statements for the year ended December 31, 1999 continue to be incomplete pending the resolution of certain asset valuation issues, the Company continues to be delayed in filing its Form 10-K.

      (d) On April 19, 2000, The Nasdaq-Amex Market Group ("Nasdaq") informed the Company that unless the Form 10-K is filed with the Securities and Exchange Commission by April 26, 2000, the Company's common stock will be delisted from The Nasdaq Stock Market at the opening of business on April 28, 2000. The Company intends to timely request a hearing before the Nasdaq Listing Qualifications Panel which will stay the delisting pending an oral hearing, the date of which has not yet been set. Although the Company believes that it will be able to complete and file its Form 10-K prior to the date of any hearing, there can be no assurance that it will be able to do so, that it will be successful at the hearing or that its common stock will remain listed on Nasdaq. If the Company's common stock were to be delisted by Nasdaq, the Company anticipates that market price quotations of its common stock would be listed on the OTC bulletin board which is not as widely published as the market price quotations of the Nasdaq National Market. Therefore, it would likely become more difficult to buy or sell the Company's common stock or to obtain timely and accurate quotations. In addition, the delisting process could result in a decline in the trading market for the Company's common stock which could potentially depress the Company's stock price, among other consequences.

      (e) On April 24, 2000, the Company issued the attached press release.

ITEM 7(c).  EXHIBITS.

Number      Description                             Method of Filing

99.1        Press Release dated April 24, 2000      Filed herewith

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  April 24, 2000                    SAXTON INCORPORATED
                                         (Registrant)



                                         By:       /S/ JAMES C. SAXTON
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                                                      James C. Saxton
                                            Chairman of the Board, President and
                                                  Chief Executive Officer